UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 28, 2017

ALLIANCE RESOURCE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	Commission	73-1564280
(State or other jurisdiction of incorporation)	File No.: 0-26823	(IRS Employer Identification No.)

1717 South Boulder Avenue, Suite 400, Tulsa, Oklahoma 74119

(Address of principal executive offices and zip code)

(918) 295-7600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 28, 2017, Alliance Resource Partners, L.P. (the “Partnership”) entered into a Contribution Agreement (the “Contribution Agreement”) by and among the Partnership, Alliance Resource Management GP, LLC, a Delaware limited liability company and the managing general partner of the Partnership (“ARLP Managing GP”), Alliance Resource GP, LLC, a Delaware limited liability company (“ARLP Special GP”), ARM GP Holdings, Inc., a Delaware corporation (“ARMH, Inc.”), MGP II, LLC, a Delaware limited liability company (“MGP II”), and Alliance Holdings GP, L.P., a Delaware limited partnership (“AHGP”), whereby (i) ARLP Managing GP contributed to the Partnership all of its incentive distribution rights representing non-voting limited partner interests in the Partnership (the “IDRs”) together with its 0.99% general partner interest in the Partnership in exchange for a non-economic general partner interest in the Partnership and 56,100,000 common units representing limited partner interests in the Partnership (the “ARLP Managing GP Common Units”) and (ii) ARLP Special GP contributed to the Partnership its 0.01% general partner interest in the Partnership and its 0.01% general partner interest in Alliance Resource Operating Partners, L.P. (“AROP”) in exchange for 7,181 common units representing limited partner interests in the Partnership (the “ARLP Special GP Common Units” and, together with the ARLP Managing GP Common Units, the “Exchange Units,” and, the transactions described in (i) and (ii), the “Exchange Transactions”).  The general partner interests in the Partnership that were contributed to the Partnership were cancelled by the Partnership, and the only remaining general partner interest in the Partnership is the non-economic general partner interest issued to ARLP Managing GP as described above.  In addition, the Partnership cancelled the IDRs following their contribution by ARLP Managing GP.  Following the transaction, the Partnership will maintain the 0.01% special general partner interest in AROP contributed to it by ARLP Special GP as noted above.

As a result of the transactions contemplated by the Contribution Agreement, the ARLP Managing GP Units will be held by MGP II, a subsidiary of AHGP that will own ARLP Managing GP as a result of the transactions. ARLP Managing GP will continue to serve as the general partner of the Partnership following the transactions, and no control, management or governance changes will otherwise occur, including with respect to the Partnership’s subsidiaries.  MGP II adopted the Second Amended and Restated Limited Liability Company Agreement of ARLP Managing GP, dated as of July 28, 2017, a copy of which is filed as Exhibit 3.3 to this Current Report and is incorporated herein by reference to reflect its ownership of ARLP Managing GP.    In addition, AHGP and ARMH, Inc. adopted the Amended and Restated Limited Liability Company Agreement of MGP II, dated as of July 28, 2017, a copy of which is filed as Exhibit 3.4 to this Current Report and is incorporated herein by reference to reflect their ownership of MGP II.

The board of directors of ARLP Managing GP (the “Board”) delegated to its conflicts committee (the “Conflicts Committee”) comprised of independent directors, the authority of ARLP Managing GP to negotiate the terms and conditions of the Exchange Transactions on behalf of the Partnership.  Robert W. Baird & Co. Incorporated acted as financial advisor to the Conflicts Committee in connection with the evaluation and negotiation of the Exchange Transactions.  On July 28, 2017, Robert W. Baird & Co. Incorporated delivered a fairness opinion to the Conflicts Committee with respect to the transaction.  The terms of the Contribution Agreement were unanimously approved by the Conflicts Committee.

The foregoing description of the Contribution Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated by reference herein.

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES.

As discussed in Item 1.01 of this Current Report, the Partnership entered into the Contribution Agreement on July 28, 2017. Pursuant to the terms of the Contribution Agreement, the Partnership issued the Exchange Units to ARLP Managing GP and ARLP Special GP. The Exchange Units were offered and issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

ITEM 3.03 MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS.

Amendment No. 1 to Third Amended and Restated Agreement of Limited Partnership of the Partnership

Concurrently with the execution of the Contribution Agreement, ARLP Managing GP amended the Third Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of June 16, 2014, to make certain adjustments to the unrealized gain and loss allocation provisions and the definitions related thereto in a manner designed to facilitate the ultimate fungibility of the common units issued under the Contribution Agreement, which adjustments shall be effective in accordance with Section 761(c) of the Code as of January 1, 2017 through the date of the closing of the Exchange Transactions (the “First Amendment to Existing Partnership Agreement”).   The foregoing description of the First Amendment to the Existing Partnership Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 3.1 to this Current Report and is incorporated by reference herein.

Fourth Amended and Restated Agreement of Limited Partnership of the Partnership

Concurrently with the execution of the Contribution Agreement, ARLP Managing GP amended and restated the Third Amended and Restated Agreement of Limited Partnership of the Partnership, dated June 16, 2014, as amended, by entering into the Fourth Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of July 28, 2017, in order to reflect (i) the cancellation of the IDRs, (ii) the cancellation of the economic general partner interests in the Partnership and the issuance of a non-economic general partner interest in the Partnership and (iii) certain other changes, including the removal of references to the subordinated units (all of which previously converted into common units), the removal of the concepts of operating surplus and capital surplus and related defined terms, which no longer have any significance following the amendments described in clauses (i)-(iii) above, and updating the tax allocation and audit provisions (such amended and restated agreement, the “Revised Partnership Agreement”).   Pursuant to the Revised Partnership Agreement, within 45 days of following the end of each fiscal quarter, 100% of the “Available Cash” (as defined in the Revised Partnership Agreement) of the Partnership will be distributed to the holders of common units of the Partnership, pro rata.

The foregoing description of the Revised Partnership Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 3.2 to this Current Report and is incorporated herein by reference.

ITEM 5.03          AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

As discussed above in Item 3.03 of this Current Report, which is incorporated herein by reference, in connection with the Exchange Transactions, ARLP Managing GP entered into and adopted (i) the First Amendment to the Existing Partnership Agreement and (ii) the Revised Partnership Agreement, in each case on July 28, 2017.

ARLP Managing GP adopted an Amended and Restated Certificate of Limited Partnership of the Partnership, dated as of July 28, 2017, a copy of which is filed as Exhibit 3.6 to this Current Report and is incorporated herein by reference, in order to reflect the contribution of ARLP Special GP’s interest to the Partnership and the fact that ARLP Special GP is no longer a general partner of the Partnership as a result of the Exchange Transactions.

ITEM 7.01 REGULATION FD DISCLOSURE.

On July 28, 2017, the Partnership announced, via press release, the Exchange Transactions and the Contribution Agreement and the declaration by the board of directors of ARLP Managing GP of a distribution for the quarter ended June 30, 2017. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent specifically referenced in any such filings.

ITEM 8.01 OTHER EVENTS.

As discussed above in Item 1.01 of this Current Report, which is incorporated herein by reference, in connection with the Exchange Transactions, MGP II adopted the Second Amended and Restated Limited Liability Company Agreement of ARLP Managing GP, dated as of July 28, 2017, to reflect MGP II’s ownership of ARLP Managing GP. A copy of the Second Amended and Restated Limited Liability Company Agreement of ARLP Managing GP is filed as Exhibit 3.3 to this Current Report and is incorporated by reference herein.

As discussed above in Item 1.01 of this Current Report, which is incorporated herein by reference, in connection with the Exchange Transactions, AHGP and ARMH, Inc. executed the Amended and Restated Limited Liability Company Agreement of MGP II, dated as of July 28, 2017, to reflect their ownership of MGP II. A copy of the Amended and Restated Limited Liability Company Agreement of MGP II is filed as Exhibit 3.4 to this Current Report and is incorporated by reference herein.  The certificate of formation of MGP II is filed as Exhibit 3.5 to this Current Report and is incorporated by reference herein.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS.

(d)         Exhibits

3.1	Amendment No. 1, dated as of July 28, 2017, to Third Amended and Restated Agreement of Limited Partnership of Alliance Resource Partners, L.P.

3.2	Fourth Amended and Restated Agreement of Limited Partnership of Alliance Resource Partners, L.P., dated as of July 28, 2017.

3.3	Second Amended and Restated Operating Agreement of Alliance Resource Management GP, LLC, dated as of July 28, 2017.

3.4	Amended and Restated Operating Agreement of MGP II, LLC, dated as of July 28, 2017.

3.5	Certificate of Formation of MGP II, LLC.

3.6	Amended and Restated Certificate of Limited Partnership of Alliance Resource Partners, L.P.

10.1

Contribution Agreement, dated as of July 28, 2017, by and among Alliance Resource Partners, L.P., Alliance Resource Management GP, LLC, Alliance Resource GP, LLC, ARM GP Holdings, Inc., MGP II, LLC and Alliance Holdings GP, L.P.

99.1	Joint Press Release of Alliance Resource Partners, L.P. and Alliance Holdings GP, L.P. dated July 28, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Resource Partners, L.P.

By:	Alliance Resource Management GP, LLC,
its general partner

By:	/s/ Joseph W. Craft III
Joseph W. Craft III
President, Chief Executive Officer
and Director

Date: July 28, 2017